Exhibit 99.1

Trump Media and Partners Announce Launch of Separately Managed Accounts

New Partnership Debuts America-First Themed Investment Vehicles

SARASOTA, Fla., January 13, 2026 (GLOBE NEWSWIRE) -- Trump Media and Technology Group Corp. (Nasdaq, NYSE Texas: DJT) (“Trump Media” or “the Company”), operator of the social media platform Truth Social, the streaming platform Truth+, and the fintech brand Truth.Fi, along with Yorkville America Equities LLC (“Yorkville America Equities”), an America-First asset management firm, and Index Technologies Group, LLC (“ITG”), an originator and provider of thematic investment solutions, today announced the launch of four new Truth Social–branded Separately Managed Account (“SMA”) investment strategies developed by ITG and based on American values and priorities.

Trump Media has provided the seed investment to launch these strategies, which give investors access to portfolios built around American values and priorities. The initial lineup includes:

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Truth Social Made in America: a high-conviction, rules-based strategy that leverages proprietary data and algorithms to invest in U.S. companies we believe are driving industrial growth, domestic production, workforce expansion, and technological innovation, strengthening national resilience and advancing America’s economic renewal.

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Truth Social Liberty & Security: a patriotic strategy that allocates capital to U.S. and allied companies advancing national security and the Department of War’s 14 critical and emerging technologies, such as advanced computing, software, cyber security, space technology, energy storage, artificial intelligence, and microelectronics, while safeguarding global trade and avoiding firms that support what are felt to be adversarial interests.

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Truth Social Christian Values: progressing beyond prohibited industry groups and allocating to companies that we think have cultures, policies, and practices that demonstrate integrity and align with the framework for economic life, biblically responsible principals and Christian values generally.

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Truth Social Energy and Essential Services: strives to provide efficient exposure to essential infrastructure and services, spanning energy, utilities, water, data centers, satellites, semiconductors, and telecommunications, by focusing on operators that we believe underpin long-term economic growth and consistent demand.

“The launch of these strategies represents a milestone in the expansion of our financial services effort,” said Devin Nunes, CEO and Chairman of Trump Media. “We are proud to seed this initiative with Trump Media’s own capital and to introduce investment products that not only support innovative companies across critical sectors of the U.S. economy but also remain firmly aligned with our core values.”

“Yorkville America Equities, Trump Media, and ITG bring together complementary expertise in asset management, media, and technology to deliver what we believe is a unique offering for today’s investors,” said Troy Rillo, CEO of Yorkville America Equities. “These strategies are designed to align capital with American innovation and values to provide investors with patriotic thematic portfolios.”

“At ITG, we believe that investing is about more than returns, it’s about values,” said Jon DuPrau, Managing Partner at ITG. “These SMAs are built on proprietary, data-driven frameworks that combine financial performance with values-based scoring, empowering investors to combine prudent investing principles with their convictions, while participating in what we believe is one of the most important economic transformations of our time.”

Each SMA strategy is systematically constructed using ITG’s proprietary algorithms and is rebalanced quarterly to reflect market dynamics while maintaining alignment with thematic objectives.

Potential investors can get more information about the SMAs by emailing  info@superdex.com.

About Trump Media & Technology Group

The mission of Trump Media is to end Big Tech’s assault on free speech by opening up the Internet and giving people their voices back. Trump Media operates Truth Social, a social media platform established as a safe harbor for free expression amid increasingly harsh censorship by Big Tech corporations, as well as Truth+, a TV streaming platform focusing on family-friendly live TV channels and on-demand content; and Truth.Fi, a financial services and FinTech brand incorporating America First investment vehicles.

About Yorkville America Equities

Yorkville America Equities is a registered investment adviser focused on developing America First strategies. The firm seeks to deliver client-focused solutions that support U.S.-based companies aligned with national priorities. The firm only transacts business in states where it is properly notice filed or is excluded or exempted from registration requirements. Additional Important Disclosures may be found in our Form ADV Part 2A, which can be found at https://adviserinfo.sec.gov/firm/summary/336431.

About Index Technologies Group

ITG is a registered investment adviser specializing in modern, transparent, and cost-efficient strategies powered by data-driven research. The firm designs adaptive solutions that combine financial performance with values-based metrics to meet the evolving needs of today’s investors. The firm only transacts business in states where it is properly notice filed or is excluded or exempted from registration requirements. Additional Important Disclosures may be found in our Form ADV Part 2A, which can be found at https://adviserinfo.sec.gov/firm/summary/327771.

Important Disclosures and Cautionary Statement About Forward-Looking Statements

Certain statements in this press release constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements contained in this press release that are not historical facts are forward-looking statements and include, for example, statements regarding, among other things, the plans, strategies, and prospects, both business and financial, of Trump Media, its products and services and the newly-launched SMA strategies. We have based these forward-looking statements on our current expectations about future events, including the timing, adoption, and potential success of these investment strategies and future collaborations among the involved parties. The forward-looking statements included in this press release are based on our current beliefs and expectations of our management as of the date of this press release. These statements are not guarantees or indicative of future performance. Although we believe that our plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. These statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “soon,” “goal,” “intends,” or similar expressions. Forward-looking statements are not guarantees of future performance, and involve risks, uncertainties and assumptions that may cause our actual results to differ materially from the expectations that we describe in our forward-looking statements. There may be events in the future that we are not accurately able to predict, or over which we have no control.

Important assumptions and other important factors that could cause actual results to differ materially from those forward- looking statements include, but are not limited to, our ability to recognize the anticipated benefits of the SMA strategies and our future collaborations; the possibility that we may be adversely impacted by economic, business, and/or competitive factors; our ability to develop and launch new products and offerings; our limited operating history making it difficult to evaluate our business and prospects; our inability to effectively manage future growth and achieve operational efficiencies; our inability to grow or maintain our active user base; our inability to achieve or maintain profitability; occurrence of a cyber incident resulting in information theft, data corruption, operational disruption and/or financial loss; potential diversion of management’s attention and consumption of resources as a result of new products and strategies; and those additional risks, uncertainties and factors described in more detail under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, and in our other filings with the U.S. Securities and Exchange Commission. We do not intend, and, except as required by law, we undertake no obligation, to update any of our forward-looking statements after the issuance of this press release to reflect any future events or circumstances. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

This press release has been prepared for informational purposes only and does not constitute an offer to sell, or a solicitation of an offer to buy, any security, financial instrument, or investment product in any jurisdiction in which such offer, solicitation, purchase, or sale would be unlawful.  An SMA is not a registered investment company and is not subject to the same regulatory requirements as mutual funds. The terms and conditions applicable to an SMA, including investment objectives, risks, and fees, are set forth in the investment management agreement and related documentation, which should be carefully reviewed prior to investing.

These strategies are offered by ITG, a registered investment adviser. T Media Tech LLC (“T Media”) and Trump Media & Technology Group Corp. (“TMTG”) license certain service marks (Truth.Fi and Truth Social) to ITG for use in connection with the strategies. Yorkville America Equities, LLC (“Yorkville”) provides client referrals to ITG pursuant to a written agreement; Yorkville does not serve as the investment adviser or sponsor of the strategies. TMTG has provided seed capital to fund initial accounts; this investment does not confer advisory authority or sponsorship over the strategies and may create potential conflicts of interest. ITG directly compensates Yorkville for client referrals. In order to receive a cash referral fee from ITG, Yorkville must comply with the requirements of the jurisdiction(s) in which they operate. Clients do not pay additional fees because of this referral arrangement. Referral fees paid to Yorkville are contingent upon a client entering into an advisory agreement with ITG. Therefore, Yorkville has a financial incentive to recommend ITG to clients for advisory services. This creates a conflict of interest; however, clients are not obligated to retain ITG for advisory services. Comparable services and/or lower fees may be available through other firms.

Content provided herein is for informational purposes only and should not be used or construed as investment advice or a recommendation regarding the purchase or sale of any security outside of a managed account.  This should not be considered forward looking and does not guarantee the future performance of any investment.

All investments are subject to risk, including loss.  There is no assurance that any investment strategy will be successful.  Asset allocation and diversification does not ensure a profit or protect against a loss. It is important to review the investment objectives, risk tolerance, tax objectives and liquidity needs before choosing an investment style or manager.  This press release is not intended to be a client-specific suitability analysis or recommendation.  Do not use this as the sole basis for investment decisions. The strategy discussed is offered in SMAs at ITG or your own custodian through an investment advisory program on a discretionary basis in a range of securities.  ITG SMAs require a $100,000 minimum asset level for this strategy and, depending on your specific investment objectives and financial position, may not be suitable for you.

In a fee-based account, clients pay a quarterly fee, based on the level of assets in the account, for the services of an investment manager as part of an advisory relationship.  In deciding to pay a fee rather than commissions, clients should understand that the fee may be higher than a commission alternative during periods of lower trading.  To the extent that clients intend to hold these securities, the internal expenses should be included when evaluating the costs of a fee-based account.  Clients should periodically re-evaluate whether the use of an asset-based fee continues to be appropriate in servicing their needs.  A list of additional considerations, as well as the fee schedule, is available in ITG’s Form ADV Part 2 as well as the client agreement.

Investor Relations Contact

Shannon Devine (MZ Group | Managing Director - MZ North America)
Email: shannon.devine@mzgroup.us

Media Contact

press@tmtgcorp.com